                                               SECURITIES AND EXCHANGE COMMISSION

                                                     WASHINGTON, DC.  20549

                                                            FORM 8-K

                                                        CURRENT REPORT
                                               Pursuant to Section 13 or 15(d) of
                                               the Securities Exchange Act of 1934

                                        Date of Report (Date of earliest event reported):
                                                         July 22, 2008

                                                     HANCOCK HOLDING COMPANY
                                  -----------------------------------------------------------
                                     (Exact name of registrant as specified in its charter)

                               Mississippi                 0-13089                  64-0169065
                       -------------------------    --------------------     -----------------------------
                           (State or other            (Commission File         (I.R.S. Employer
                           jurisdiction of               Number)                 Identification Number)
                           incorporation)

                                 One Hancock Plaza, 2510 14th Street,
                                      Gulfport, Mississippi                           39501
                              ------------------------------------------------------------------
                              (Address of principal executive offices)              (Zip code)

                                                          (228) 868-4000
                              ------------------------------------------------------------------
                                    (Registrant's telephone number, including area code)

                                           INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On July 22, 2008, Hancock Holding Company
issued a press release announcing earnings for second quarter of 2008.
The press release and related financial statements are attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated July 22, 2008, headed "Hancock Holding
                             Company announces earnings for second quarter
                             2008" and related financial statements.

                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   July 24, 2008

                                                       HANCOCK HOLDING COMPANY
                                                      (Registrant)

                                                 By:   /s/ Paul D. Guichet
                                                    --------------------------------
                                                      Paul D. Guichet
                                                      Vice President
                                                      Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release
---------------------
July 22, 2008

For More Information
---------------------
Carl J. Chaney, Chief Executive Officer
Michael M. Achary, Chief Financial Officer
Paul D. Guichet, Investor Relations
800.522.6542 or 228.563.6559

-------------------------------------------------------------------------------------------------------------------

Hancock Holding Company announces earnings for second quarter 2008

GULFPORT, MS (July 22, 2008) — Hancock Holding Company (NASDAQ: HBHC) today announced net income for the quarter ended June 30, 2008. Hancock’s second quarter 2008 net income was $21.0 million, an increase of $0.7 million, or 3.3 percent, from the second quarter of 2007. Diluted earnings per share for the second quarter of 2008 were $0.66, an increase of $0.04 from the same quarter a year ago.

Compared to the first quarter of 2008, net income was $0.9 million, or 4.6 percent higher, while diluted earnings per share were up $0.03. Net income for the first six months of 2008 was $41.0 million, an increase of $1.5 million, or 3.8 percent, from the first half of 2007. Diluted earnings per share were $1.29 for the first half of 2008, an increase of $0.09 compared to the prior year.

Hancock Holding Company Chief Executive Officer Carl J. Chaney stated, “The Company is again pleased to report very impressive financial results for the second quarter and continues to prosper in these uncertain economic conditions. The second quarter produced an ROA of 1.36 percent and ROE of 14.51 percent on a strong capital base. The Company continues to grow our loan portfolio (up $149 million at quarter end) and our conservative underwriting philosophy has enabled us to continue reporting superior asset quality. We continue to see good results from our growth markets, especially New Orleans and Mobile. Hancock has always thrived in difficult times and will continue to do so in the current crisis.”

Highlights and key operating items from Hancock’s second quarter earnings are as follows:

     o   Net Income and Returns:  Hancock's net income for the second  quarter of 2008 was $21.0 million  compared to
         $20.3 million for the same quarter a year ago, an increase of $0.7  million,  or 3.3 percent and an increase of $0.9 million,  or 4.6 percent over the prior  quarter.  Return on average assets for the quarter was 1.36 percent  compared to 1.30  percent  for 2008's  first  quarter.  Return on average  common  equity was 14.51 percent compared to 14.13 percent for the prior quarter.

     o   Net  Charge-offs  and  Non-performing  Assets:  Net  charge-offs  for the  second  quarter of 2008 were $2.5 million,  or 0.27 percent of average  loans,  down $438 thousand  from the $2.9 million,  or 0.32 percent of average loans,  reported for the first quarter of 2008.  The majority of the decrease in net  charge-offs as compared to the first  quarter was reflected in commercial  real estate  loans.  Non-performing  assets as a percent of total loans and  foreclosed  assets was 0.52 percent at June 30,  2008,  compared to 0.46 percent at March  31,  2008.  The  Company  did  report an  increase  in  non-accrual  loans of $5.1  million  and a reduction of ORE of $1.9  million as compared to the first  quarter.  The majority of the increase  reported
         in  non-accrual  loans  was  reflected  in  one  builder   relationship  in  the  Tallahassee   market.  The
         relationship  in  question  was  adequately  reserved  at June 30,  2008.  Loans 90 days past due or greater
         (accruing)  as a percent of period end loans  increased 8 basis points from March 31, 2008,  to 0.17 percent at June 30, 2008.

     o   Allowance  for Loan  Losses:  Hancock  recorded a provision  for loan  losses of $2.8  million in the second quarter  which,  when  combined  with the quarter's  net  charge-offs  of $2.5  million,  resulted in a $0.3 million  increase  in the  allowance  for loan  losses  between  March 31,  2008,  and June 30,  2008.  This increase  was  necessary  to  adjust  the  allowance  to  the  level  dictated  by the  Company's  reserving methodologies.  The  Company's  allowance  for loan  losses  was $53.3  million  at June 30,  2008,  up $0.3 million from the $53.0  million  reported at March 31, 2008.  The ratio of the  allowance for loan losses as a percent of period-end  loans was 1.41 percent at June 30, 2008,  as compared to the 1.46 percent  reported at March 31, 2008.  The Company's  first  quarter  increase in the allowance for loan losses of $6.4 million anticipated  deterioration  in certain credits  reflected in this quarter's  increase in non-accrual  loans.
         Management believes the June 30, 2008 allowance level is adequate.

     o   Loans:  For the  quarter  ended June 30,  2008,  Hancock's  average  total loans were $3.71  billion,  which represented  an  increase  of $340.5  million,  or 10.1  percent,  from the  quarter  ended  June 30,  2007.
         Period-end  loans were up $148.8 million,  or 4.1 percent,  compared to March 31, 2008.  Average total loans were up $73.3  million,  or 8.1  percent  annualized,  from the first  quarter  of 2008.  Of that  increase, approximately $30.7 million was in Louisiana, $23.4 million in Alabama, and $19.2 million in Florida.

     o   Deposits:  Period-end  deposits for the second quarter were $5.02 billion,  up $43.1 million, or .9 percent, from June 30, 2007, and were down $122.8  million,  or 2.4 percent,  from March 31, 2008.  Average  deposits were down $85.1  million,  or 6.8 percent  annualized,  from the first  quarter of 2008.  The  decreases  in average  deposits  were in time  deposits  (down  $161.6  million)  and public  fund  deposits  (down  $15.8 million).  These decreases were offset by increases in  noninterest-bearing  deposits (up $21.7 million) and interest-bearing transaction deposits (up $70.6 million).

     o   Net  Interest  Income:  Net interest  income (te) for the second  quarter  increased  $0.8  million,  or 1.5 percent,  from the second  quarter of 2007,  and  increased  $1.7 million from the first quarter of 2008, or
         12.8 percent  annualized.  The net interest  margin (te) of 3.90 percent was 27 basis points  narrower  than the same  quarter a year ago.  Growth in average  earning  asset  levels  were  strong  compared to the same quarter a year ago with an increase of $435.8 million,  or 8.4 percent,  mostly  reflected in higher average loans (up $340.5 million,  or 10.1 percent).  With short-term  interest rates down significantly from a year ago, the Company's  loan yield fell 106 basis points,  pushing the yield on average  earning  assets down 74 basis points.  However,  total  funding  costs over the past year were down only 47 basis  points.  Compared to the prior  quarter,  the net interest  margin (te) widened 10 basis  points,  mostly due to a significant reduction  in the  Company's  funding  costs.  The  Company's  total cost of funds was down 35 basis  points compared to the previous  quarter with rates on time  deposits  down 61 basis  points.  Over $609 million of time deposits  matured in the second  quarter at a weighted  rate of 4.72  percent.  The Company was able to retain and  re-price  79 percent of those  maturing  deposits  into  lower rate CDs.  As the  interest  rate environment  stabilizes,  the  Company's  net  interest  margin will  continue to widen and return to a more normalized level.

     o   Non-interest income:  Non-interest income,  excluding  securities  transactions,  for the second quarter was up $0.7 million,  or 2.2 percent,  compared to the same quarter a year ago and was also up $0.7 million,  or
         2.2  percent,  compared  to the  previous  quarter.  The  primary  factors  impacting  the higher  levels of non-interest income (excluding  securities  transactions),  as compared to the same quarter a year ago, were higher levels of service charge income (up $408 thousand,  or 3.9 percent),  investment and annuity fees (up
         $709 thousand or 35.2 percent),  trust revenue (up $451 thousand, or 11.0 percent),  and debit card fees (up
         $329  thousand or 23.1  percent).  These  increases  were offset by decreases  in insurance  fees (down $774 thousand or 15.4 percent),  other income (down $346 thousand or 8.9 percent),  and secondary mortgage market
         operations  (down  $363  thousand  or  32.5  percent).   The  increase  in  non-interest  income  (excluding
         securities  transactions)  for the  second  quarter  compared  to the prior  quarter  was  primarily  due to increases in trust fees (up $400  thousand or 9.6  percent),  and debit card fees (up $344  thousand or 13.6 percent).

     o   Operating  expense:  Operating  expenses for the second  quarter were $0.2  million,  or 0.4 percent,  lower compared to the same  quarter a year ago, but were $2.1  million,  or 4.1 percent  percent,  higher than the previous  quarter.  The  decrease  from the same quarter a year ago was  reflected in lower other  operating expenses  (down $2.6 million)  which was offset by higher levels of personnel  expense (up $2.2 million) and occupancy expense (up $233 thousand),  somewhat  reflective of the Company's on-going  rebuilding efforts in the wake of the storm of 2005, but also due to the recent  facilities  opened in expansion  markets (Mobile,
         Pensacola,  and New  Orleans).  The  increase in  operating  expense  from last quarter was due to personnel expense (up $1.4  million),  occupancy  expense (up $101  thousand),  and other  operating  expense (up $679 thousand).  These  increases  were  offset  by  a  decrease  in  equipment  expense  (down  $124  thousand).
         Full-time  equivalent  headcount at June 30, 2008,  was up 26 from March 31, 2008,  and was down 41 compared to June 30, 2007.

The Company did not repurchase any shares during the second quarter of 2008 under the Stock Repurchase Plan that was approved in 2007. This plan authorizes the repurchase of 3,000,000 shares. No shares were repurchased in the first six months of 2008, but 661,000 shares were repurchased in the first six months of 2007. Subject to market conditions, repurchases will be conducted solely through a Rule 10b5-1 repurchase plan. Shares purchased under this program will be held in treasury and used for general corporate purposes as determined by Hancock’s board of directors. Management intends to continue repurchasing shares as long as market conditions are conducive to that action.

Hancock Holding Company — parent company of Hancock Bank (Mississippi), Hancock Bank of Louisiana, Hancock Bank of Florida, and Hancock Bank of Alabama — has assets of approximately $6.27 billion. Founded in 1899, Hancock Bank consistently ranks as one of the country’s strongest, safest financial institutions according to Veribanc, Inc., and BauerFinancial Services, Inc. More corporate information and online banking are available at www.hancockbank.com.

“SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: Congress passed the Private Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies’ anticipated future financial performance. This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations. This release contains forward-looking statements and reflects management’s current views and estimates of future economic circumstances, industry conditions, company performance, and financial results. These forward-looking statements are subject to a number of factors and uncertainties which could cause the Company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.

— more —

Hancock Holding Company
Financial Highlights
(amounts in thousands, except per share data and FTE headcount)
(unaudited)

                                                                       Three Months Ended                  Six Months Ended
                                                          --------------------------------------  -------------------------------
                                                             6/30/2008    3/31/2008   6/30/2007      6/30/2008         6/30/2007
                                                          --------------------------------------  -------------------------------
Per Common Share Data

Earnings per share:
    Basic                                                       $0.67        $0.64       $0.63        $1.31              $1.22
    Diluted                                                     $0.66        $0.63       $0.62        $1.29              $1.20
Cash dividends per share                                       $0.240       $0.240      $0.240       $0.480             $0.480
Book value per share (period-end)                              $18.27       $18.41      $17.13       $18.27             $17.13
Tangible book value per share (period-end)                     $16.06       $16.17      $14.90       $16.06             $14.90
Weighted average number of shares:
    Basic                                                      31,382       31,346      32,233       31,366             32,447
    Diluted                                                    31,814       31,790      32,749       31,779             33,024
Period-end number of shares                                    31,386       31,372      32,094       31,386             32,094
Market data:
    High closing price                                         $45.68       $44.29      $44.37       $45.68             $54.09
    Low closing price                                          $38.38       $33.45      $37.50       $33.45             $37.50
    Period end closing price                                   $39.29       $42.02      $37.55       $39.29             $37.55
    Trading volume                                             14,527       17,204      11,614       31,731             20,195

Other Period-end Data

FTE headcount                                                   1,903        1,877       1,944        1,903              1,944
Tangible common equity                                       $503,953     $507,287    $478,085     $503,953           $478,085
Tier I capital                                               $527,479     $512,248    $510,096     $527,479           $510,096
Goodwill                                                      $62,277      $62,277     $62,277      $62,277            $62,277
Amortizable intangibles                                        $6,762       $7,388      $8,607       $6,762             $8,607
Mortgage servicing intangibles                                   $413         $477        $729         $413               $729
Common shares repurchased for publicly announced plans              0            0         433            0                661

Performance Ratios

Return on average assets                                        1.36%        1.30%       1.42%        1.33%              1.37%
Return on average common equity                                14.51%       14.13%      14.53%       14.32%             14.15%
Earning asset yield (TE)                                        6.02%        6.28%       6.76%        6.15%              6.70%
Total cost of funds                                             2.12%        2.47%       2.59%        2.30%              2.59%
Net interest margin (TE)                                        3.90%        3.80%       4.17%        3.85%              4.11%
Noninterest expense as a percent of total revenue (TE)
    before amortization of purchased intangibles
    and securities transactions                                60.26%       59.49%      61.51%       59.88%             61.46%
Common equity (period-end) as a percent of total assets
    (period-end)                                                9.15%        8.99%       9.36%        9.15%              9.36%
Leverage (Tier I) ratio                                         8.57%        8.34%       9.01%        8.57%              9.01%
Tangible common equity ratio                                    8.13%        7.98%       8.24%        8.13%              8.24%
Net charge-offs as a percent of average loans                   0.27%        0.32%       0.18%        0.30%              0.18%
Allowance for loan losses as a percent of period-end loans      1.41%        1.46%       1.35%        1.41%              1.35%
Allowance for loan losses to NPAs + accruing loans
    90 days past due                                          203.06%      265.81%     410.98%      203.06%            410.98%
Loan/deposit ratio                                             74.82%       72.10%      69.62%       73.45%             67.75%
Non-interest income excluding
    securities transactions as a percent of
    total revenue (TE)                                         36.50%       36.73%      36.33%       36.61%             34.69%

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                          Three Months Ended                Six Months Ended
                                                            -----------------------------------------  -------------------------
                                                               6/30/2008      /31/2008      6/30/2007     6/30/2008    6/30/2007
                                                            ------------   ------------   -----------  ------------ ------------
Asset Quality Information

Non-accrual loans                                                $18,106        $12,983        $7,544       $18,106       $7,544
Foreclosed assets                                                  1,693          3,619         1,146         1,693        1,146
                                                            ------------   ------------   -----------  ------------ ------------
Total non-performing assets                                      $19,799        $16,602        $8,690       $19,799       $8,690
                                                            ------------   ------------   -----------  ------------ ------------
Non-performing assets as a percent of loans
    and foreclosed assets                                          0.52%          0.46%         0.25%         0.52%        0.25%
Accruing loans 90 days past due                                   $6,449         $3,340        $2,558        $6,449       $2,558
Accruing loans 90 days past due as a percent of loans              0.17%          0.09%         0.07%         0.17%        0.07%
Non-performing assets + accruing loans 90 days past due
  to loans and foreclosed assets                                   0.69%          0.55%         0.33%         0.69%        0.33%

Net charge-offs                                                   $2,495         $2,933        $1,528        $5,428       $2,994
Net charge-offs as a percent of average loans                      0.27%          0.32%         0.18%         0.30%        0.18%

Allowance for loan losses                                        $53,300        $53,008       $46,227       $53,300      $46,227
Allowance for loan losses as a percent of period-end loans         1.41%          1.46%         1.35%         1.41%        1.35%
Allowance for loan losses to NPAs + accruing loans
    90 days past due                                             203.06%        265.81%       410.98%       203.06%      410.98%

Provision for loan losses                                         $2,787         $8,818        $1,238       $11,605       $2,449

Allowance for Loan Losses

Beginning Balance                                                $53,008        $47,123       $46,517       $47,123      $46,772
Provision for loan loss                                            2,787          8,818         1,238        11,605        2,449
Charge-offs                                                        3,968          4,197         3,521         8,165        6,597
Recoveries                                                         1,473          1,264         1,993         2,737        3,603
                                                            ------------   ------------   -----------  ------------ ------------
Net charge-offs                                                    2,495          2,933         1,528         5,428        2,994
                                                            ------------   ------------   -----------  ------------ ------------
Ending Balance                                                   $53,300        $53,008       $46,227       $53,300      $46,227
                                                            ------------   ------------   -----------  ------------ ------------

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                                        $600           $834         ($63)        $1,434         $105
Mortgage loans                                                        61              -          (22)            61            1
Direct consumer loans                                                442            588           617         1,031          972
Indirect consumer loans                                              681            463           471         1,143          902
Finance company loans                                                711          1,048           525         1,759        1,014
                                                            ------------   ------------   -----------  ------------ ------------
Total net charge-offs                                             $2,495         $2,933        $1,528        $5,428       $2,994
                                                            ============   ============   ===========  ============ ============

Average loans:
Commercial/real estate loans                                  $2,272,057     $2,224,695    $2,040,088    $2,248,375   $2,010,572
Mortgage loans                                                   413,076        399,374       382,642       406,225      380,007
Direct consumer loans                                            526,752        514,441       487,267       520,597      486,239
Indirect consumer loans                                          386,565        386,985       360,451       386,775      358,739
Finance Company loans                                            113,555        113,113       101,092       113,334       96,728
                                                            ------------   ------------   -----------  ------------ ------------
Total average loans                                           $3,712,005     $3,638,608    $3,371,540    $3,675,306   $3,332,285

Net charge-offs to average loans:
Commercial/real estate loans                                       0.11%          0.15%        -0.01%         0.13%        0.01%
Mortgage loans                                                     0.06%          0.00%        -0.02%         0.03%        0.00%
Direct consumer loans                                              0.34%          0.46%         0.51%         0.40%        0.40%
Indirect consumer loans                                            0.71%          0.48%         0.52%         0.59%        0.51%
Finance Company loans                                              2.52%          3.73%         2.08%         3.12%        2.11%
                                                            ------------   ------------   -----------  ------------ ------------
Total net charge-offs to average loans                             0.27%          0.32%         0.18%         0.30%        0.18%
                                                            ============   ============   ===========  ============ ============

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                   Three Months Ended                 Six Months Ended
                                                          ---------------------------------     -------------------------
                                                           6/30/2008  3/31/2008   6/30/2007       6/30/2008    6/30/2007
                                                          ----------- ---------   ---------     ------------   ----------
Income Statement

Interest income                                              $81,754   $84,813     $84,937         $166,567     $170,646
Interest income (TE)                                          84,186    87,269      87,204          171,455      175,329
Interest expense                                              29,573    34,344      33,394           63,917       67,702
                                                          ----------- ---------   ---------     ------------   ----------
Net interest income (TE)                                      54,613    52,925      53,810          107,538      107,627
Provision for loan losses                                      2,787     8,818       1,238           11,605        2,449
Noninterest income excluding
  securities transactions                                     31,390    30,728      30,710           62,118       57,167
Securities transactions gains/(losses)                           426     5,652          34            6,078           40
Noninterest expense                                           52,189    50,134      52,374          102,323      102,081
                                                          ----------- ---------   ---------     ------------   ----------
Income before income taxes                                    29,021    27,897      28,675           56,918       55,621
Income tax expense                                             8,037     7,840       8,352           15,877       16,068
                                                          ----------- ---------   ---------     ------------   ----------
Net income                                                   $20,984   $20,057     $20,323          $41,041      $39,553
                                                          =========== =========   =========     ============   ==========

Noninterest Income and Noninterest Expense

Service charges on deposit accounts                          $10,879   $10,790     $10,471          $21,669      $19,662
Trust fees                                                     4,575     4,175       4,124            8,751        7,816
Debit card & merchant fees                                     2,884     2,540       2,618            5,423        4,909
Insurance fees                                                 4,259     4,341       5,033            8,600        9,402
Investment & annuity fees                                      2,727     2,809       2,018            5,536        3,995
ATM fees                                                       1,757     1,691       1,428            3,448        2,808
Secondary mortgage market operations                             753       778       1,116            1,531        2,027
Other income                                                   3,556     3,604       3,902            7,160        6,548
                                                          ----------- ---------   ---------     ------------   ----------
Noninterest income excluding
  securities transactions                                    $31,390   $30,728     $30,710          $62,118      $57,167
Securities transactions gains/(losses)                           426     5,652          34            6,078           40
                                                          ----------- ---------   ---------     ------------   ----------
Total noninterest income including
 securities transactions                                     $31,816   $36,380     $30,744          $68,196      $57,207
                                                          =========== =========   =========     ============   ==========

Personnel expense                                            $27,031   $25,631     $24,837          $52,662      $51,401
Occupancy expense (net)                                        4,702     4,601       4,469            9,303        8,542
Equipment expense                                              2,785     2,909       2,768            5,694        5,041
Other operating expense                                       17,307    16,628      19,916           33,935       36,290
Amortization of intangibles                                      364       365         384              729          807
                                                          ----------- ---------   ---------     ------------   ----------
Total noninterest expense                                    $52,189   $50,134     $52,374         $102,323     $102,081
                                                          =========== =========   =========     ============   ==========

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                      Three Months Ended               Six Months Ended
                                                            -------------------------------------- -------------------------
                                                              6/30/2008    3/31/2008   6/30/2007    6/30/2008    6/30/2007
                                                            ------------ ------------ ------------ ------------ ------------
Period-end Balance Sheet

Commercial/real estate loans                                 $2,348,816   $2,240,823   $2,094,018   $2,348,816   $2,094,018
Mortgage loans                                                  410,469      393,445      370,494      410,469      370,494
Direct consumer loans                                           520,230      506,372      481,565      520,230      481,565
Indirect consumer loans                                         393,625      386,614      364,375      393,625      364,375
Finance Company loans                                           114,664      111,806      105,700      114,664      105,700
                                                            ------------ ------------ ------------ ------------ ------------
Total loans                                                   3,787,804    3,639,060    3,416,152    3,787,804    3,416,152
Loans held for sale                                              28,808       22,752       25,198       28,808       25,198
Securities                                                    1,807,595    1,765,416    1,617,204    1,807,595    1,617,204
Short-term investments                                            9,848      366,809      196,944        9,848      196,944
                                                            ------------ ------------ ------------ ------------ ------------
Earning assets                                                5,634,055    5,794,037    5,255,498    5,634,055    5,255,498
                                                            ------------ ------------ ------------ ------------ ------------
Allowance for loan losses                                      (53,300)     (53,008)     (46,227)     (53,300)     (46,227)
Other assets                                                    689,361      684,084      665,535      689,361      665,535
                                                            ------------ ------------ ------------ ------------ ------------
Total assets                                                 $6,270,116   $6,425,113   $5,874,806   $6,270,116   $5,874,806
                                                            ============ ============ ============ ============ ============

Noninterest bearing deposits                                   $894,544     $881,380     $938,702     $894,544     $938,702
Interest bearing transaction deposits                         1,460,848    1,431,726    1,412,123    1,460,848    1,412,123
Interest bearing Public Fund deposits                         1,003,415    1,038,119      891,803    1,003,415      891,803
Time deposits                                                 1,662,001    1,792,360    1,735,105    1,662,001    1,735,105
                                                            ------------ ------------ ------------ ------------ ------------
Total interest bearing deposits                               4,126,264    4,262,205    4,039,031    4,126,264    4,039,031
                                                            ------------ ------------ ------------ ------------ ------------
Total deposits                                                5,020,808    5,143,585    4,977,733    5,020,808    4,977,733
Other borrowed funds                                            574,981      604,013      208,938      574,981      208,938
Other liabilities                                               100,922      100,087      138,437      100,922      138,437
Common shareholders' equity                                     573,405      577,428      549,698      573,405      549,698
                                                            ------------ ------------ ------------ ------------ ------------
Total liabilities & common equity                            $6,270,116   $6,425,113   $5,874,806   $6,270,116   $5,874,806
                                                            ============ ============ ============ ============ ============

Average Balance Sheet

Commercial/real estate loans                                 $2,272,057   $2,224,695   $2,040,088   $2,248,375   $2,010,572
Mortgage loans                                                  413,076      399,374      382,642      406,225      380,007
Direct consumer loans                                           526,752      514,441      487,267      520,597      486,239
Indirect consumer loans                                         386,565      386,985      360,451      386,775      358,739
Finance Company loans                                           113,555      113,113      101,092      113,334       96,728
                                                            ------------ ------------ ------------ ------------ ------------
Total loans                                                   3,712,005    3,638,608    3,371,540    3,675,306    3,332,285
Securities                                                    1,839,225    1,743,207    1,733,869    1,791,216    1,781,946
Short-term investments                                           57,518      199,484       67,520      128,502      149,086
                                                            ------------ ------------ ------------ ------------ ------------
Earning average assets                                        5,608,748    5,581,299    5,172,929    5,595,024    5,263,317
                                                            ------------ ------------ ------------ ------------ ------------
Allowance for loan losses                                      (53,012)     (47,385)     (46,511)     (50,198)     (46,607)
Other assets                                                    667,497      678,215      607,941      672,855      602,972
                                                            ------------ ------------ ------------ ------------ ------------
Total assets                                                 $6,223,233   $6,212,129   $5,734,359   $6,217,681   $5,819,682
                                                            ============ ============ ============ ============ ============

Noninterest bearing deposits                                   $880,375     $858,706     $950,637     $869,541     $967,218
Interest bearing transaction deposits                         1,447,301    1,376,712    1,461,092    1,412,006    1,476,661
Interest bearing Public Fund deposits                           946,411      962,170      775,431      954,290      797,916
Time deposits                                                 1,687,218    1,848,825    1,655,322    1,768,022    1,676,651
                                                            ------------ ------------ ------------ ------------ ------------
Total interest bearing deposits                               4,080,930    4,187,707    3,891,845    4,134,318    3,951,228
                                                            ------------ ------------ ------------ ------------ ------------
Total deposits                                                4,961,305    5,046,413    4,842,482    5,003,859    4,918,446
Other borrowed funds                                            567,151      484,542      197,261      525,847      201,476
Other liabilities                                               113,096      110,468      133,783      111,781      136,261
Common shareholders' equity                                     581,681      570,706      560,833      576,194      563,499
                                                            ------------ ------------ ------------ ------------ ------------
Total liabilities & common equity                            $6,223,233   $6,212,129   $5,734,359   $6,217,681   $5,819,682
                                                            ============ ============ ============ ============ ============

Hancock Holding Company
Financial Highlights
(amounts in thousands)
(unaudited)

                                                                         Three Months Ended              Six Months Ended
                                                               ------------------------------------- -------------------------
                                                                6/30/2008    3/31/2008    6/30/2007   6/30/2008   6/30/2007
                                                               ----------- ------------ ------------ ------------ ------------
Average Balance Sheet Mix

Percentage of earning assets/funding sources:
Loans                                                              66.18%       65.20%       65.17%       65.69%       63.31%
Securities                                                         32.79%       31.23%       33.52%       32.01%       33.86%
Short-term investments                                              1.03%        3.57%        1.31%        2.30%        2.83%
                                                               ----------- ------------ ------------ ------------ ------------
Earning average assets                                            100.00%      100.00%      100.00%      100.00%      100.00%
                                                               =========== ============ ============ ============ ============

Noninterest bearing deposits                                       15.70%       15.39%       18.38%       15.54%       18.37%
Interest bearing transaction deposits                              25.80%       24.67%       28.24%       25.23%       28.06%
Interest bearing Public Fund deposits                              16.87%       17.24%       14.99%       17.06%       15.16%
Time deposits                                                      30.09%       33.12%       32.01%       31.60%       31.86%
                                                               ----------- ------------ ------------ ------------ ------------
Total deposits                                                     88.46%       90.42%       93.62%       89.43%       93.45%
Other borrowed funds                                               10.11%        8.68%        3.81%        9.40%        3.83%
Other net interest-free funding sources                             1.43%        0.90%        2.57%        1.17%        2.72%
                                                               ----------- ------------ ------------ ------------ ------------
Total average funding sources                                     100.00%      100.00%      100.00%      100.00%      100.00%
                                                               =========== ============ ============ ============ ============

Loan mix:
Commercial/real estate loans                                       61.21%       61.13%       60.51%       61.19%       60.34%
Mortgage loans                                                     11.13%       10.98%       11.35%       11.05%       11.40%
Direct consumer loans                                              14.19%       14.14%       14.45%       14.16%       14.59%
Indirect consumer loans                                            10.41%       10.64%       10.69%       10.52%       10.77%
Finance Company loans                                               3.06%        3.11%        3.00%        3.08%        2.90%
                                                               ----------- ------------ ------------ ------------ ------------
Total loans                                                       100.00%      100.00%      100.00%      100.00%      100.00%
                                                               =========== ============ ============ ============ ============

Average dollars (in thousands):
Loans                                                          $3,712,005   $3,638,608   $3,371,540   $3,675,306   $3,332,285
Securities                                                      1,839,225    1,743,207    1,733,869    1,791,216    1,781,946
Short-term investments                                             57,518      199,484       67,520      128,502      149,086
                                                               ----------- ------------ ------------ ------------ ------------
Earning average assets                                         $5,608,748   $5,581,299   $5,172,929   $5,595,024   $5,263,317

Noninterest bearing deposits                                     $880,375     $858,706     $950,637     $869,541     $967,218
Interest bearing transaction deposits                           1,447,301    1,376,712    1,461,092    1,412,006    1,476,661
Interest bearing Public Fund deposits                             946,411      962,170      775,431      954,290      797,916
Time deposits                                                   1,687,218    1,848,825    1,655,322    1,768,022    1,676,651
                                                               ----------- ------------ ------------ ------------ ------------
Total deposits                                                  4,961,305    5,046,413    4,842,482    5,003,859    4,918,446
Other borrowed funds                                              567,151      484,542      197,261      525,847      201,476
Other net interest-free funding sources                            80,292       50,344      133,186       65,318      143,395
                                                               ----------- ------------ ------------ ------------ ------------
Total average funding sources                                  $5,608,748   $5,581,299   $5,172,929   $5,595,024   $5,263,317

Loans:
Commercial/real estate loans                                   $2,272,057   $2,224,695   $2,040,088   $2,248,375   $2,010,572
Mortgage loans                                                    413,076      399,374      382,642      406,225      380,007
Direct consumer loans                                             526,752      514,441      487,267      520,597      486,239
Indirect consumer loans                                           386,565      386,985      360,451      386,775      358,739
Finance Company loans                                             113,555      113,113      101,092      113,334       96,728
                                                               ----------- ------------ ------------ ------------ ------------
Total average loans                                            $3,712,005   $3,638,608   $3,371,540   $3,675,306   $3,332,285

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                              Three Months Ended
                                       --------------------------------------------------------------------------------------------
                                                   06/30/08                        03/31/08                      06/30/07
                                       ----------------------------- --------------------------------- ----------------------------
                                       Interest     Volume     Rate    Interest      Volume     Rate   Interest    Volume     Rate
                                       --------  ----------- ------- -----------  -----------  ------- --------- ----------- ------

Average Earning Assets
Commercial & real estate loans (TE)    $34,223   $2,272,057   6.05%     $36,582   $2,224,695    6.61%   $37,762  $2,040,088  7.42%
Mortgage loans                           6,124      413,076   5.93%       5,961      399,374    5.97%     5,604     382,642  5.86%
Consumer loans                          20,960    1,026,872   8.21%      21,540    1,014,539    8.54%    20,978     948,810  8.87%
Loan fees & late charges                  (48)            -   0.00%         116            -    0.00%       291           -  0.00%
                                       --------  ----------- ------- -----------  -----------  ------- --------- ----------- ------
  Total loans (TE)                     $61,259   $3,712,005   6.63%      64,199   $3,638,608    7.09%   $64,635   3,371,540  7.69%

US treasury securities                      73       11,364   2.59%         117       11,384    4.12%       414      34,141  4.87%
US agency securities                     3,728      335,607   4.44%       5,638      477,630    4.72%    10,987     866,747  5.07%
CMOs                                     1,843      149,640   4.93%       1,728      143,691    4.81%       948      93,145  4.07%
Mortgage backed securities              14,060    1,101,270   5.11%      11,025      856,452    5.15%     5,847     469,500  4.98%
Municipals (TE)                          2,361      182,571   5.17%       2,501      193,787    5.16%     2,653     196,861  5.39%
Other securities                           557       58,773   3.79%         600       60,263    3.98%       932      73,475  5.07%
                                       --------  ----------- ------- -----------  -----------  ------- --------- ----------- ------
  Total securities (TE)                 22,622    1,839,225   4.92%      21,609    1,743,207    4.96%    21,781   1,733,869  5.03%

  Total short-term investments             305       57,518   2.13%       1,462      199,484    2.95%       788      67,520  4.68%

  Average earning assets yield (TE)    $84,186   $5,608,748   6.02%     $87,270   $5,581,299    6.28%  $ 87,204  $5,172,929  6.76%

Interest-bearing Liabilities
Interest-bearing transaction deposits   $3,273   $1,447,301   0.91%      $3,952   $1,376,712    1.15%    $4,913  $1,461,092  1.35%
Time deposits                           16,089    1,687,218   3.84%      20,455    1,848,825    4.45%    18,555   1,655,322  4.50%
Public Funds                             6,170      946,411   2.62%       6,192      962,170    2.59%     8,439     775,431  4.37%
                                       -------- ------------ ------- ----------- ------------ -------- --------- ----------- ------
   Total interest bearing deposits     $25,532    4,080,930   2.52%    $ 30,599    4,187,707    2.94%   $31,907   3,891,845  3.29%

  Total borrowings                       4,061      567,151   2.88%       3,791      484,542    3.15%     1,814     197,261  3.65%

  Capitalized Interest                    (20)                             (46)                           (327)

  Total interest bearing liab cost     $29,573   $4,648,081   2.56%     $34,344   $4,672,249    2.96%   $33,394  $4,089,106  3.28%

Noninterest-bearing deposits                        880,375                          858,706                        950,637
Other net interest-free funding sources              80,292                           50,344                        133,186

Total Cost of Funds                    $29,573   $5,608,748   2.12%     $34,344   $5,581,299    2.47%   $33,394  $5,172,929  2.59%

Net Interest Spread (TE)               $54,613                3.46%     $52,926                 3.32%   $53,810              3.48%

Net Interest Margin (TE)               $54,613   $5,608,748   3.90%     $52,926   $5,581,299    3.80%   $53,810  $5,172,929  4.17%

Hancock Holding Company
Average Balance and Net Interest Margin Summary
(amounts in thousands)
(unaudited)

                                                                                     Six Months Ended
                                                        -----------------------------------------------------------------------
                                                                       6/30/2008                             6/30/2007
                                                        ----------------------------------      -------------------------------
                                                         Interest       Volume      Rate         Interest     Volume     Rate
                                                        ---------    -----------   -------      ---------  -----------  -------

Average Earning Assets
Commercial & real estate loans (TE)                      $70,805      $2,248,375     6.33%        $74,013   $2,010,572    7.42%
Mortgage loans                                            12,085         406,225     5.95%         11,093      380,007    5.84%
Consumer loans                                            42,500       1,020,706     8.37%         41,175      941,706    8.82%
Loan fees & late charges                                      68               -     0.00%            734            -    0.00%
                                                        ---------    -----------   -------      ---------  -----------  -------
  Total loans (TE)                                       125,458      $3,675,306     6.86%        127,015   $3,332,285    7.68%

US treasury securities                                       190          11,374     3.36%          1,151       47,238    4.91%
US agency securities                                       9,367         406,619     4.61%         22,743      903,428    5.03%
CMOs                                                       3,571         146,665     4.87%          2,052      100,525    4.08%
Mortgage backed securities                                25,085         978,861     5.13%         11,330      457,032    4.96%
Municipals (TE)                                            4,861         188,179     5.17%          5,514      197,832    5.57%
Other securities                                           1,157          59,518     3.89%          1,854       75,891    4.89%
                                                        ---------    -----------   -------      ---------  -----------  -------
  Total securities (TE)                                   44,231       1,791,216     4.94%         44,644    1,781,946    5.01%

  Total short-term investments                             1,766         128,502     2.76%          3,671      149,086    4.97%

  Average earning assets yield (TE)                     $171,455      $5,595,024     6.15%       $175,330   $5,263,317    6.70%

Interest-Bearing Liabilities
Interest-bearing transaction deposits                     $7,225      $1,412,006     1.03%         $9,678   $1,476,661    1.32%
Time deposits                                             36,544       1,768,022     4.16%         37,577    1,676,651    4.52%
Public Funds                                              12,362         954,290     2.61%         17,468      797,916    4.41%
                                                        ---------    -----------   -------      ---------  -----------  -------
  Total interest bearing deposits                        $56,131      $4,134,318     2.73%        $64,723   $3,951,228    3.30%

  Total borrowings                                         7,852         525,847     3.00%          3,697      201,476    3.70%

  Capitalized Interest                                      (66)                                    (717)

  Total interest bearing liab cost                       $63,917      $4,660,165     2.76%        $67,703   $4,152,704    3.29%

Noninterest-bearing deposits                                             869,541                               967,218
Other net interest-free funding sources                                   65,318                               143,395

Total Cost of Funds                                      $63,917      $5,595,024     2.30%        $67,703   $5,263,317    2.59%

Net Interest Spread (TE)                                $107,538                     3.39%       $107,627                 3.41%

Net Interest Margin (TE)                                $107,538      $5,595,024     3.85%       $107,627   $5,263,317    4.11%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)
                                                        2006                            2007                          2008
                                                ---------------------  ---------------------------------------  ------------------
                                                    3Q         4Q         1Q         2Q        3Q        4Q        1Q       2Q
                                                ---------  ----------  --------  ---------- --------  --------  --------  --------
Per Common Share Data

Earnings per share:
    Basic                                          $1.11      $0.67      $0.59     $0.63      $0.55     $0.53     $0.64      $0.67
    Diluted                                        $1.08      $0.65      $0.58     $0.62      $0.55     $0.53     $0.63      $0.66
Cash dividends per share                          $0.240     $0.240     $0.240    $0.240     $0.240    $0.240    $0.240     $0.240
Book value per share (period-end)                 $16.64     $17.09     $17.27    $17.13     $17.55    $17.71    $18.41     $18.27
Tangible book value per share (period-end)        $14.47     $14.87     $15.05    $14.90     $15.32    $15.45    $16.17     $16.06
Weighted average number of shares:
    Basic                                         32,566     32,632     32,665    32,233     32,005    31,097    31,346     31,382
    Diluted                                       33,333     33,378     33,299    32,749     32,492    31,577    31,790     31,814
Period-end number of shares                       32,584     32,666     32,518    32,094     31,786    31,295    31,372     31,386
Market data:
    High closing price                            $56.79     $56.00     $54.09    $44.37     $43.90    $43.47    $44.29     $45.68
    Low closing price                             $49.71     $50.85     $41.88    $37.50     $32.78    $33.35    $33.45     $38.38
    Period end closing price                      $53.55     $52.84     $43.98    $37.55     $40.08    $38.20    $42.02     $39.29
    Trading volume                                 8,135      6,393      8,577    11,614     10,290    17,662    17,204     14,527

Other Period-end Data

FTE headcount                                      1,788      1,848      1,929     1,944      1,966     1,888     1,877      1,903
Tangible common equity                          $471,387   $485,778   $489,430  $478,085   $486,871  $483,612  $507,287   $503,953
Tier I capital                                  $487,668   $510,638   $513,229  $510,096   $508,554  $497,307  $512,248   $527,479
Goodwill                                         $59,708    $62,277    $62,277   $62,277    $62,277   $62,277   $62,277    $62,277
Amortizable intangibles                           $9,913     $9,414     $8,991    $8,607     $8,195    $7,753    $7,388     $6,762
Mortgage servicing intangibles                    $1,093       $941       $829      $729       $632      $545      $477       $413
Common shares repurchased for publicly
  announced plans                                      -          -        228       433        343       552         0          0

Performance Ratios

Return on average assets                           2.36%      1.44%      1.32%     1.42%      1.21%     1.11%     1.30%      1.36%
Return on average common equity                   27.58%     15.54%     13.77%    14.53%     12.58%    11.69%    14.13%     14.51%
Earning asset yield (TE)                           6.60%      6.54%      6.64%     6.76%      6.81%     6.72%     6.28%      6.02%
Total cost of funds                                2.30%      2.48%      2.60%     2.59%      2.75%     2.68%     2.47%      2.12%
Net interest margin (TE)                           4.29%      4.06%      4.04%     4.17%      4.06%     4.04%     3.80%      3.90%
Noninterest expense as a percent
  of total revenue (TE) before amortization
  of purchased intangibles, net storm-related
  gain/(loss), gain on sale of credit card
  merchant and securities transactions            58.76%     59.79%     61.40%    61.51%     65.18%    67.98%    59.49%     60.26%
Common equity (period-end) as
  a percent of total assets (period-end)           8.86%      9.36%      9.61%     9.36%      9.45%     9.15%     8.99%      9.15%
Leverage (Tier I) ratio                            8.15%      8.63%      8.80%     9.01%      8.82%     8.49%     8.34%      8.57%
Tangible common equity ratio                       7.79%      8.24%      8.48%     8.24%      8.34%     8.08%     7.98%      8.13%
Net charge-offs as a
  percent of average loans                         0.34%      0.19%      0.18%     0.18%      0.21%     0.26%     0.32%      0.27%
Allowance for loan losses as
  a percent of period-end loans                    1.55%      1.43%      1.41%     1.35%      1.31%     1.31%     1.46%      1.41%
Allowance for loan losses to
  NPAs + loans 90 days past due                  494.65%    694.67%    413.60%   410.98%    335.22%   241.43%   265.81%    203.06%
Loan/deposit ratio                                60.97%     64.34%     65.91%    69.62%     70.28%    72.33%    72.10%     74.82%
Noninterest income excluding
  net storm-related gain/(loss), gain on sale
  OF credit card merchant and
  securities transactions as a percent
  of total revenue (TE)                           30.18%     33.14%     32.96%    36.33%     36.27%    36.67%    36.73%     36.50%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                2006                             2007                               2008
                                        --------------------- --------------------------------------------  ----------------------
                                            3Q         4Q         1Q         2Q         3Q          4Q          1Q          2Q
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------

Asset Quality Information

Non-accrual loans                           $5,179     $3,500     $4,494     $7,544     $8,500     $13,067     $12,983     $18,106
Foreclosed assets                              970        681        718      1,146      1,374       2,297       3,619       1,693
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------
Total non-performing assets                 $6,149     $4,181     $5,212     $8,690     $9,874     $15,364     $16,602     $19,799
Non-performing assets as a percent of
  Loans and foreclosed assets                0.20%      0.13%      0.16%      0.25%      0.28%       0.43%       0.46%       0.52%
Accruing loans 90 days past due             $3,626     $2,552     $6,035     $2,558     $3,819      $4,154      $3,340      $6,449
Accruing loans 90 days past due as
  a percent of loans                         0.12%      0.08%      0.18%      0.07%      0.11%       0.12%       0.09%       0.17%
Non-performing assets + accruing loans
  90 days past due to loans and
  foreclosed assets                          0.31%      0.21%      0.34%      0.33%      0.39%       0.54%       0.55%       0.69%

Net charge-offs                             $2,608     $1,523     $1,466     $1,528     $1,880      $2,370      $2,933      $2,495
Net charge-offs as
  a percent of average loans                 0.34%      0.19%      0.18%      0.18%      0.21%       0.26%       0.32%       0.27%

Allowance for loan losses                  $48,352    $46,772    $46,517    $46,227    $45,901     $47,123     $53,008     $53,300
Allowance for loan losses as a
  percent of period-end loans                1.55%      1.43%      1.41%      1.35%      1.31%       1.31%       1.46%       1.41%
Allowance for loan losses to NPAs +
  accruing loans 90 days past due          494.65%    694.67%    413.60%    410.98%    335.22%     241.43%     265.81%     203.06%

Provision for (recovery of) loan losses  ($20,000)      ($57)     $1,211     $1,238     $1,554      $3,592      $8,818      $2,787

Net Charge-off Information

Net charge-offs:
Commercial/real estate loans                  $522     ($137)       $168      ($63)      ($58)      ($100)        $834        $600
Mortgage loans                                 367       (11)         23       (22)          -          42           -          61
Direct consumer loans                        1,003        493        110        617       $864        $886         588         442
Indirect consumer loans                        294        395        675        471       $314        $518         463         681
Finance company loans                          422        783        489        525       $760      $1,024       1,048         711
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------
Total net charge-offs                       $2,608     $1,523     $1,465     $1,528     $1,880      $2,370      $2,933      $2,495
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------

Average loans:
Commercial/real estate loans            $1,759,173 $1,855,506 $1,931,966 $2,040,088 $2,055,922  $2,128,279  $2,224,695  $2,272,057
Mortgage loans                             423,610    428,674    426,103    382,642    439,459     440,842     399,374     413,076
Direct consumer loans                      470,771    479,087    485,201    487,267    491,417     505,098     514,441     526,752
Indirect consumer loans                    347,404    350,829    357,008    360,451    373,677     385,093     386,985     386,565
Finance Company loans                       79,483     86,965     92,315    101,092    109,807     114,750     113,113     113,555
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------
Total average loans                     $3,080,441 $3,201,061 $3,292,593 $3,371,540 $3,470,282  $3,574,062  $3,638,608  $3,712,005

Net charge-offs to average loans:
Commercial/real estate loans                 0.12%     -0.03%      0.04%     -0.01%     -0.01%      -0.02%       0.15%       0.11%
Mortgage loans                               0.34%     -0.01%      0.02%     -0.02%      0.00%       0.04%       0.00%       0.06%
Direct consumer loans                        0.85%      0.41%      0.09%      0.51%      0.70%       0.70%       0.46%       0.34%
Indirect consumer loans                      0.34%      0.45%      0.77%      0.52%      0.33%       0.53%       0.48%       0.71%
Finance Company loans                        2.11%      3.57%      2.15%      2.08%      2.74%       3.54%       3.73%       2.52%
                                        ---------- ---------- ---------- ---------- ----------  ----------  ----------  ----------
Total net charge-offs to average loans       0.34%      0.19%      0.18%      0.18%      0.21%       0.26%       0.32%       0.27%

Hancock Holding Company
Quarterly Financial Data
(amounts in thousands, except
per share data and FTE headcount)
(unaudited)

                                                        2006                      2007                          2008
                                                ------------------ ------------------------------------ --------------------
                                                    3Q       4Q       1Q       2Q       3Q        4Q        1Q        2Q
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Income Statement

Interest income                                  $89,233  $87,104  $85,708  $84,937   $87,661  $87,559    $84,813   $81,754
Interest income (TE)                              91,275   89,366   88,124   87,204    90,033   90,041     87,269    84,186
Interest expense                                  31,988   33,966   34,308   33,394    36,467   36,067     34,344    29,573
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Net interest income (TE)                          59,287   55,400   53,816   53,810    53,566   53,974     52,925    54,613
Provision for (recovery of)
 loan losses                                    (20,000)     (57)    1,211    1,238     1,554    3,592      8,818     2,787
Noninterest income excluding net
 storm-related gain/(loss) and
 securities transactions                          25,627   27,459   26,457   30,710    30,485   31,897     30,728    31,390
Net storm-related gain/(loss)                          -    5,084        -        -         -        -          -         -
Securities transactions gains/(losses)               110  (5,396)        6       34        34      234      5,652       426
Noninterest expense                               50,337   50,042   49,708   52,374    55,196   58,804     50,134    52,189
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Income before income taxes
                                                  52,645   30,300   26,944   28,675    24,963   21,227     27,897    29,021
Income tax expense                                16,614    8,538    7,715    8,352     7,224    4,627      7,840     8,037
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Net income                                        36,031   21,762   19,229   20,323    17,739   16,600     20,057    20,984
                                                ========= ======== ======== ======== ========= ======== ========== =========
Noninterest Income
  and Noninterest Expense

Service charges on deposit accounts               $9,719   $9,402   $9,190  $10,471   $11,085  $11,182    $10,790   $10,879
Trust fees                                         3,174    3,624    3,693    4,124     3,892    4,194      4,175     4,575
Debit card & merchant fees                         1,744    1,983    2,291    2,618     2,025    2,645      2,540     2,884
Insurance fees                                     4,145    5,346    4,369    5,033     4,256    5,561      4,341     4,259
Investment & annuity fees                          1,595    1,519    1,978    2,018     2,253    2,498      2,809     2,727
ATM fees                                           1,223    1,215    1,380    1,428     1,434    1,626      1,691     1,757
Secondary mortgage market operations               1,018      945      911    1,116       935      761        778       753
Other income                                       3,009    3,425    2,645    3,902     4,605    3,430      3,604     3,556
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Noninterest income excluding net storm-related
  gain/(loss) and securities transactions        $25,627  $27,459  $26,457  $30,710   $30,485  $31,897    $30,728   $31,390
Net storm-related gain/(loss)                          0    5,084        -        -         -        -          -         -
Securities transactions gains/(losses)               110  (5,396)        6       34        34      234      5,652       426
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Total noninterest income including storm-related
  gain/(loss) and securities transactions        $25,737  $27,147  $26,463  $30,744   $30,519  $32,131    $36,380   $31,816
                                                ========= ======== ======== ======== ========= ======== ========== =========

Personnel expense                                $27,059  $24,092  $26,563  $24,837   $28,531  $27,027    $25,631   $27,031
Occupancy expense (net)                            2,882    3,335    4,073    4,469     4,731    6,162      4,601     4,702
Equipment expense                                  2,647    2,665    2,272    2,768     2,814    2,610      2,909     2,785
Other operating expense                           17,304   19,451   16,377   19,916    18,708   22,573     16,628    17,307
Amortization of intangibles                          445      499      423      384       412      432        365       364
                                                --------- -------- -------- -------- --------- -------- ---------- ---------
Total noninterest expense                        $50,337  $50,042  $49,708  $52,374   $55,196  $58,804    $50,134   $52,189